U. S. SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D. C. 20549

                                   FORM 8-K
                                CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                         DATE OF REPORT: August 20, 1999

                        NEUTRAL POSTURE ERGONOMICS, INC.
                 (Name of small business issuer in its charter)

            TEXAS                      000-23207               74-2563656
 (State or other jurisdiction of       Commission            (IRS Employer
  incorporation or organization)       file number         Identification No.)


                    3904 N. TEXAS AVENUE, BRYAN, TEXAS 77803
                    (Address of principal executive offices)

          Issuer's telephone number including area code: (409) 778-0502

                                       N/A
           ----------------------------------------------------------
           Former name or former address, if changed from last report

Item 5.  Other Events

      The Company hereby incorporates by reference herein the matters announced in the Company's press release dated August 19, 1999 (such press release is filed as Exhibit 99.1 hereto).

Item 7.  Financial Statements and Exhibits

      (c) Exhibits. The following document is being filed herewith by the Company as an exhibit to the Current Report on Form 8-K:


           99.1  Press Release of the Company dated August 19, 1999


                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  September 8, 1999


                           NEUTRAL POSTURE ERGONOMICS, INC.


                           By: /s/ GREGORY A. KATT
                                   Gregory A. Katt
                                   Vice President and Chief Financial Officer
                                   (Principal Financial and Accounting Officer)